Capital Group International Focus Equity ETF
Investment portfolio
February 28, 2022
unaudited
Common stocks 94.12% Financials 20.04%	Shares	Value (000)
Kotak Mahindra Bank, Ltd.	36,949	$904
ABN AMRO Bank NV1	65,545	872
Banco Santander, SA	237,524	795
AIA Group, Ltd.	74,400	774
Deutsche Bank AG2	55,284	698
Barclays PLC	279,357	685
BNP Paribas SA	8,943	526
HDFC Bank, Ltd. (ADR)	6,717	418
Aegon NV	61,651	305
XP, Inc., Class A2	8,413	272
ING Groep NV	16,961	200
Bajaj Finance, Ltd.	2,034	189
CaixaBank, SA	55,786	184
Nu Holdings, Ltd., Class A2	22,510	172
KBC Groep NV	2,272	164
Lufax Holding, Ltd. (ADR)[2]	20,699	134
		7,292
Industrials 13.35%
Airbus SE, non-registered shares[2]	8,338	1,074
Recruit Holdings Co., Ltd.	17,200	721
Ryanair Holdings PLC (ADR)[2]	4,158	415
Safran SA	3,178	409
Melrose Industries PLC	188,064	374
MTU Aero Engines AG	1,103	267
Ashtead Group PLC	4,080	267
International Container Terminal Services, Inc.	63,870	262
ASSA ABLOY AB, Class B	9,273	246
NIBE Industrier AB, Class B	26,384	237
Kingspan Group PLC	2,181	212
Aena SME, SA, non-registered shares[1,2]	1,189	195
SMC Corp.	300	178
		4,857
Information technology 12.14%
Taiwan Semiconductor Manufacturing Company, Ltd.	35,000	754
ASML Holding NV	1,064	714
Nomura Research Institute, Ltd.	15,100	522
Nice, Ltd. (ADR)[2]	2,181	493
Atlassian Corp. PLC, Class A2	1,249	382
Fujitsu, Ltd.	2,600	375
NXP Semiconductors NV	1,182	225
Samsung Electronics Co., Ltd.	3,716	223
Shopify, Inc., Class A, subordinate voting shares[2]	305	212
Snowflake, Inc., Class A2	765	203
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
SK hynix, Inc.	1,701	$175
Keyence Corp.	300	140
		4,418
Health care 11.02%
Daiichi Sankyo Company, Ltd.	56,500	1,373
Olympus Corp.	29,100	582
WuXi Biologics (Cayman), Inc.[1,2]	57,000	469
Grifols, SA, Class A, non-registered shares	20,448	390
WuXi AppTec Co., Ltd., Class H1	22,000	312
M3, Inc.	7,300	271
Hapvida Participacoes e Investimentos SA1	112,290	265
Alcon, Inc.	2,996	232
CanSino Biologics, Inc., Class H1,2	6,400	115
		4,009
Materials 9.78%
First Quantum Minerals, Ltd.	49,937	1,465
Vale SA, ordinary nominative shares (ADR)	41,729	772
Shin-Etsu Chemical Co., Ltd.	2,800	430
BASF SE	4,702	312
Fortescue Metals Group, Ltd.	23,447	309
Linde PLC (EUR denominated)	925	270
		3,558
Energy 9.68%
Reliance Industries, Ltd.	47,148	1,477
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	56,536	808
Cenovus Energy, Inc.	23,437	369
Neste OYJ	8,832	348
TotalEnergies SE	5,165	264
Canadian Natural Resources, Ltd. (CAD denominated)	4,569	255
		3,521
Consumer discretionary 9.53%
MercadoLibre, Inc.[2]	747	842
Evolution AB1	4,484	521
Sony Group Corp.	4,400	452
LVMH Moët Hennessy-Louis Vuitton SE	491	363
Ferrari NV	1,558	337
Grab Holdings, Ltd., Class A2	47,489	273
Entain PLC[2]	10,194	230
Coupang, Inc., Class A2	8,528	226
Maruti Suzuki India, Ltd.	2,045	226
		3,470
Communication services 3.79%
Bharti Airtel, Ltd.[2]	65,210	594
Sea, Ltd., Class A (ADR)[2]	2,675	389
Universal Music Group NV	8,934	204
Ubisoft Entertainment SA2	3,526	191
		1,378
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Consumer staples 2.83%	Shares	Value (000)
Danone SA	5,411	$329
Kweichow Moutai Co., Ltd., Class A	1,000	284
Treasury Wine Estates, Ltd.	26,998	228
British American Tobacco PLC	4,349	190
		1,031
Utilities 1.96%
ENN Energy Holdings, Ltd.	49,100	713
Total common stocks (cost: $34,284,000)		34,247
Short-term securities 7.45% Money market investments 7.45%
Capital Group Central Cash Fund 0.15%[3,4]	27,102	2,710
Total short-term securities (cost: $2,710,000)		2,710
Total investment securities 101.57% (cost: $36,994,000)		36,957
Other assets less liabilities (1.57)%		(572)
Net assets 100.00%		$36,385
Investments in affiliates4

	Value of affiliate at 2/22/2022[5] (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 2/28/2022 (000)	Dividend income (000)
Short-term securities 7.45%
Money market investments 7.45%
Capital Group Central Cash Fund 0.15%[3]	$—	$4,870	$2,160	$—[6]	$(—)[6]	$2,710	$—[6]
[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,749,000, which represented 7.56% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at February 28, 2022.
[4]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Commencement of operations.
[6]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2022, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
ETGEFP3-303-0422O-S87926	Capital Group International Focus Equity ETF — Page 5 of 5